UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSRS

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                         THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)

                                    --------

                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (877) 446-3863

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2009

                    DATE OF REPORTING PERIOD: APRIL 30, 2009

ITEM 1.    REPORTS TO STOCKHOLDERS.


(TS&W THOMPSON, SIEGEL & WALMSLEY LLC LOGO)
INVESTMENT MANAGEMENT

                               THE TS&W PORTFOLIOS
                        THE ADVISORS' INNER CIRCLE FUND

SEMI-ANNUAL REPORT                                                APRIL 30, 2009

-    TS&W EQUITY PORTFOLIO

-    TS&W FIXED INCOME PORTFOLIO

-    TS&W INTERNATIONAL EQUITY PORTFOLIO

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS
                                                             APRIL 30, 2009

                                TABLE OF CONTENTS

Shareholder Letter ........................................................    1
Schedules of Investments
   Equity Portfolio .......................................................    7
   Fixed Income Portfolio .................................................   11
   International Equity Portfolio .........................................   18
Statements of Assets and Liabilities ......................................   24
Statements of Operations ..................................................   25
Statements of Changes in Net Assets
   Equity Portfolio .......................................................   26
   Fixed Income Portfolio .................................................   27
   International Equity Portfolio .........................................   28
Financial Highlights
   Equity Portfolio .......................................................   29
   Fixed Income Portfolio .................................................   30
   International Equity Portfolio .........................................   31
Notes to Financial Statements .............................................   32
Disclosure of Portfolio Expenses ..........................................   45
Board Considerations in Re-Approving the Advisory Agreement ...............   47

The Portfolios file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Portfolios' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors' Inner Circle Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-4TSW-FUN; and (ii) on the Commission's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS
                                                             APRIL 30, 2009

April 30, 2009

Dear Shareholders:

We are pleased to provide you with our semi-annual report for the period ended April 30, 2009 on the TS&W Portfolios managed by Thompson, Siegel & Walmsley LLC ("TS&W").

On April 30, 2009 the TS&W Equity Portfolio's value was $37,165,150, the TS&W Fixed Income Portfolio's value was $46,667,551 and the TS&W International Equity Portfolio's value was $49,202,300.

Participants in these Portfolios include the TS&W retirement plan, TS&W investment advisory clients, and others seeking investment management direction from TS&W. We encourage our clients to pursue a balanced investment approach, and where appropriate utilize a combination of these Portfolios to achieve their specific investment objectives.

The Portfolios are managed by the TS&W team of investment professionals utilizing the same investment philosophy which has been in place at our firm for over three decades. We pursue a conservative approach that emphasizes relative values in the selection of securities. We stress quality securities and a diversified approach in structuring portfolios.

Our decision-making process focuses on fundamental analysis of economic sectors, industries, and companies; and determination of absolute and relative values in the market. We have significantly expanded our capabilities in the last few years through the addition of several experienced analysts to our investment firm. Our long-term goal is to achieve above-average results at below-average levels of risk over a complete economic or market cycle.

TS&W EQUITY PORTFOLIO

The TS&W Equity Portfolio experienced a negative return of 9.25% after fees and expenses while the S&P 500 declined by 8.54% in the six months ended April 30, 2009. For the most recent three-month period the TS&W Equity Portfolio gained 4.51% after fees and expenses, while the benchmark index returned 6.47%.

In last year's semi-annual letter we indicated that we were optimistic about the opportunities for stocks, ABSENT A FINANCIAL SECTOR EXPLOSION. Unfortunately, that is precisely what we have all experienced over the past twelve months. We hope it is a once in an investment lifetime experience. The period from October 31st through April 30th appears, in summary, deceptively moderate with a decline in the market of 8.5% - an unpleasant, but not traumatic level of change. However, buried within that summarized result are two heart-stopping declines of 22% into the November low, then a sharp recovery followed by a decline of 28% into the March low, followed by a brisk recovery which appears to still be

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

underway. Market leadership during the periods of decline has been very different in composition than the leadership during period of recovery, and the fundamentals of most companies in the marketplace have lagged the price action of their shares. We do not think the past six months offers a template for longer term investment success and we have been very focused on identifying appealing long term opportunities amidst the chaos of the marketplace.

The additions we have made to the portfolio over the past six months offer excellent long term growth opportunities at extremely attractive valuations. We are able to buy much higher than average earnings growth rates at prices that are below market averages due to the inefficiency bred by market uncertainty. Global franchise names have sold for single-digit multiples as though their earnings growth prospects were marred by the present economic uncertainty. We view this time as one of opportunity for the patient, long term investor.

We have been increasing our consumer discretionary exposure selectively, focusing on the long-term beneficiaries of a consolidating marketplace. We have increased our technology exposure, seeing secular growth opportunities in companies that are taking market share both domestically and abroad. We have very selectively increased our finance exposure, though we remain skeptical of the long term level of profitability in broad areas of the finance sector. We have trimmed our consumer staples exposure and our healthcare exposure as other names offered superior risk-reward opportunities. We are confident that the moves we have made in the past six months will generate benefits for our shareholders in the years to come.

TS&W FIXED INCOME PORTFOLIO

The TS&W Fixed Income Portfolio gained 9.77% after fees and expenses in the six-month fiscal period ended April 30, 2009. The fund's benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 7.74% over the same period. For the most recent three-month period the TS&W Fixed Income Portfolio was up 1.97% while the benchmark index return gained 1.49%. Over the last six months, all fixed income sectors performed extremely well as interest rates declined and spreads tightened considerably from the historic levels experienced in October. Corporate bonds outperformed all other fixed income sectors with High Yield bonds leading the way. High Yield bonds returned 15.2% for the period, Investment Grade corporate bonds 11%, and U.S. Treasuries 5.5%. Investors clearly became more comfortable adding risk as fears of widespread defaults subsided and confidence in the financial system returned. In March, with Fed Funds near 0%, the Federal Reserve embarked on a quantitative easing approach by buying treasury bonds in the open market. This action, coupled with outright purchases of agency mortgage-backed

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

securities drove yields lower across the curve. On 4/30/09, the 10 year Treasury yield stood at 3.12%, down from 3.95% on 10/31/08.

The TS&W Fixed Income Portfolio's duration at the end of the quarter was 4.1 years, slightly longer than the benchmark duration of 3.8 years. The average maturity was 6.3 years compared to 5.3 years for the benchmark. At quarter end, the Fund had an underweight to Treasury and Agency securities in favor of Corporate Bonds and Mortgage-backed securities. The average credit rating of the Portfolio is AA3.

We believe economic growth will remain sluggish throughout 2009 keeping a lid on inflation and allowing interest rates to remain low. The TS&W Fixed Income Portfolio will continue to focus on yield as the main driver of return in the months ahead.

TS&W INTERNATIONAL EQUITY PORTFOLIO

The TS&W International Equity Portfolio was down 2.77% after fees and expenses in the six month fiscal period ended April 30, 2009. Our benchmark index, The MSCI EAFE Index ("EAFE"), was down 2.65% over the same period. The TS&W International Equity Portfolio gained 7.47% for the fiscal quarter ended April 30, 2009, while EAFE rose 7.64% over the same period.

The modest decline in the EAFE Index and in the TS&W International Equity Portfolio over the past six months masks a period of intense market volatility. The index rose about 22% from late November through early January, then declined 28% through the first week in March, and finally staged a 30% rally from the March low into the end of the fiscal quarter. This volatility reflects continuing uncertainty about the intensity and duration of the global recession and debate over the prudence and efficacy of government efforts to prop up financial institutions and stimulate economic activity. The TS&W International Equity Portfolio generally kept pace with the benchmark index during this volatile period, but suffered some deterioration in relative performance during the market rally in March and April as downtrodden financial stocks staged a significant recovery. The portfolio is significantly underweight financial stocks relative to the index, with essentially no exposure to European banks, in particular. Although it appears that government efforts to ensure the solvency of major banks will be successful, we await clearer evidence of stabilization in asset quality and improvement in capital positions before venturing back into this group.

TS&W's investment process identifies stocks that exhibit a combination of attractive valuation and catalysts for positive change. Despite global stock markets' remarkable volatility over the past six months, we continue to locate companies exhibiting these characteristics through careful fundamental research that filters out market noise. At quarter

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

end, the portfolio held 82 stocks in 27 countries. Global financial markets have begun to exhibit signs of stability and economies around the world are likely to begin growing again over the next year. We are optimistic that the outlook for stocks has improved, but we expect the recent stock price volatility to persist. We believe TS&W's disciplined investment process and experienced research team will enable us to navigate this challenging environment successfully.

Respectfully submitted,


/s/ Horace P. Whitworth
Horace P. Whitworth, CFA
Co-Chief Executive Officer


/s/ Lawrence E. Gibson
Lawrence E. Gibson, CFA
Co-Chief Executive Officer

THIS REPRESENTS THE MANAGERS' ASSESSMENT OF THE PORTFOLIOS AND MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

                 TS&W EQUITY TOP TEN HOLDINGS AT APRIL 30, 2009
                         (AS A PERCENTAGE OF NET ASSETS)

1. Cisco Systems 3.34%
2. International Business Machines 3.06%
3. L-3 Communications Holdings 2.76%
4. Cummins 2.55%
5. 3M 2.49%
6. Exxon Mobil 2.25%
7. JPMorgan Chase 2.25%
8. Verizon Communications 2.22%
9. Chevron 2.17%
10. Oracle 2.02%

          TS&W INTERNATIONAL EQUITY TOP TEN HOLDINGS AT APRIL 30, 2009
                         (AS A PERCENTAGE OF NET ASSETS)

1. BP 3.01%
2. Sankyo 2.52%
3. E.ON 2.39%
4. Novartis 2.32%
5. Downer EDI 2.21%
6. Philip Morris International 2.16%
7. Investor, Cl B 2.03%
8. Nintendo 2.00%
9. Royal Dutch Shell, Cl A 1.98%
10. Air Water 1.97%

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

                      DEFINITION OF THE COMPARATIVE INDICES

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX is a fixed-income market value-weighted index that combines the Barclays Capital Government/Credit Index and the Barclays Capital Mortgage-Backed Securities Index. It includes fixed-rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $150 million.

MSCI EAFE INDEX is an unmanaged index comprised of over 1,100 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

S&P 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W EQUITY PORTFOLIO
                                                      APRIL 30, 2009 (UNAUDITED)

                                                          SHARES        VALUE
                                                        ----------   -----------
SCHEDULE OF INVESTMENTS
COMMON STOCK -- 95.9%
CONSUMER DISCRETIONARY -- 8.2%
   Comcast, Cl A ....................................       36,300   $   561,198
   Lowe's ...........................................       31,950       686,925
   Macy's ...........................................       35,900       491,112
   Target ...........................................       17,900       738,554
   Walt Disney ......................................       26,850       588,015
                                                                     -----------
                                                                       3,065,804
                                                                     -----------
CONSUMER STAPLES -- 6.9%
   HJ Heinz .........................................        9,900       340,758
   Kroger ...........................................       22,450       485,369
   Nestle ADR .......................................       15,100       489,995
   Philip Morris International ......................        9,100       329,420
   Procter & Gamble .................................        8,700       430,128
   Wal-Mart Stores ..................................        9,500       478,800
                                                                     -----------
                                                                       2,554,470
                                                                     -----------
ENERGY -- 10.3%
   BP ADR ...........................................       15,750       668,745
   Chevron ..........................................       12,200       806,420
   ConocoPhillips ...................................        5,600       229,600
   EOG Resources ....................................        6,875       436,425
   Exxon Mobil ......................................       12,550       836,709
   Noble ............................................       17,300       472,809
   Occidental Petroleum .............................        6,750       379,957
                                                                     -----------
                                                                       3,830,665
                                                                     -----------
FINANCIALS -- 10.9%
   Assurant .........................................        8,350       204,074
   Chubb ............................................       17,300       673,835
   Goldman Sachs Group ..............................        4,400       565,400
   JPMorgan Chase ...................................       25,350       836,550
   Manulife Financial ...............................       20,050       342,855
   Morgan Stanley ...................................       13,600       321,504
   Prudential Financial .............................       16,200       467,856
   Wells Fargo ......................................        9,850       197,098
   Willis Group .....................................       15,500       426,405
                                                                     -----------
                                                                       4,035,577
                                                                     -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W EQUITY PORTFOLIO
                                                      APRIL 30, 2009 (UNAUDITED)

                                                          SHARES        VALUE
                                                        ----------   -----------
COMMON STOCK -- CONTINUED
HEALTH CARE -- 12.1%
   Abbott Laboratories ..............................       14,000   $   585,900
   Amgen* ...........................................       11,300       547,711
   Baxter International .............................        8,800       426,800
   Becton Dickinson .................................        6,900       417,312
   Bristol-Myers Squibb .............................       22,250       427,200
   Hospira* .........................................       18,700       614,669
   Johnson & Johnson ................................        6,700       350,812
   Pfizer ...........................................       46,300       618,568
   Quest Diagnostics ................................       10,050       515,867
                                                                     -----------
                                                                       4,504,839
                                                                     -----------
INDUSTRIALS -- 18.7%
   3M ...............................................       16,050       924,480
   Burlington Northern Santa Fe .....................        7,700       519,596
   Cummins ..........................................       27,850       946,900
   Deere ............................................        8,250       340,395
   Foster Wheeler* ..................................       22,400       482,272
   General Electric .................................       39,400       498,410
   L-3 Communications Holdings ......................       13,450     1,024,218
   Norfolk Southern .................................       17,100       610,128
   Republic Services ................................       15,200       319,200
   Rockwell Collins .................................       14,050       538,817
   Siemens ADR ......................................       11,150       746,270
                                                                     -----------
                                                                       6,950,686
                                                                     -----------
INFORMATION TECHNOLOGY -- 20.3%
   BMC Software* ....................................       19,850       688,200
   Cisco Systems* ...................................       64,250     1,241,310
   Corning ..........................................       46,300       676,906
   Harris ...........................................       11,600       354,728
   International Business Machines ..................       11,000     1,135,310
   Marvell Technology Group* ........................       51,500       565,470
   Mastercard, Cl A .................................        2,325       426,521
   Nintendo ADR .....................................       17,800       598,970
   Nokia ADR ........................................       30,800       435,512
   Oracle ...........................................       38,850       751,359
   Symantec* ........................................       37,950       654,637
                                                                     -----------
                                                                       7,528,923
                                                                     -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W EQUITY PORTFOLIO
                                                      APRIL 30, 2009 (UNAUDITED)

                                                          SHARES        VALUE
                                                        ----------   -----------
COMMON STOCK -- CONTINUED
MATERIALS -- 3.1%
   Freeport-McMoRan Copper & Gold ...................       10,150   $   432,897
   Monsanto .........................................        8,450       717,321
                                                                     -----------
                                                                       1,150,218
                                                                     -----------
TELECOMMUNICATION SERVICES -- 2.2%
   Verizon Communications ...........................       27,200       825,248
                                                                     -----------
UTILITIES -- 3.2%
   Centerpoint Energy ...............................       61,900       658,616
   Dominion Resources ...............................       18,100       545,896
                                                                     -----------
                                                                       1,204,512
                                                                     -----------
   TOTAL COMMON STOCK
      (Cost $43,918,305) ............................                 35,650,942
                                                                     -----------

                                                           FACE
                                                          AMOUNT
                                                        ----------
REPURCHASE AGREEMENT -- 4.0%
   Morgan Stanley
      0.060%, dated 04/30/09, to be repurchased on
      05/01/09, repurchase price $1,490,113
      (collateralized by a U.S. Treasury obligation,
      par value $1,469,955, 2.500%, 03/31/13, with a
      total market value of $1,519,932)
      (Cost $1,490,111) .............................   $1,490,111     1,490,111
                                                                     -----------
   TOTAL INVESTMENTS -- 99.9%
       (Cost $45,408,416) ...........................                $37,141,053
                                                                     ===========

PERCENTAGES ARE BASED ON NET ASSETS OF $37,165,150.

*    NON-INCOME PRODUCING SECURITY.

ADR AMERICAN DEPOSITARY RECEIPT
CL  CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W EQUITY PORTFOLIO
                                                      APRIL 30, 2009 (UNAUDITED)

At April 30, 2009, sector diversification of the Portfolio was as follows:

                                                           % OF
SECTOR DIVERSIFICATION                                  NET ASSETS      VALUE
----------------------                                  ----------   -----------
COMMON STOCK
Information Technology ..............................       20.3%    $ 7,528,923
Industrials .........................................       18.7       6,950,686
Health Care .........................................       12.1       4,504,838
Financials ..........................................       10.9       4,035,578
Energy ..............................................       10.3       3,830,665
Consumer Discretionary ..............................        8.2       3,065,804
Consumer Staples ....................................        6.9       2,554,470
Utilities ...........................................        3.2       1,204,512
Materials ...........................................        3.1       1,150,218
Telecommunication Services ..........................        2.2         825,248
                                                           -----     -----------
TOTAL COMMON STOCK ..................................       95.9      35,650,942
REPURCHASE AGREEMENT ................................        4.0       1,490,111
                                                           -----     -----------
TOTAL INVESTMENTS ...................................       99.9      37,141,053
TOTAL OTHER ASSETS AND LIABILITIES ..................        0.1          24,097
                                                           -----     -----------
NET ASSETS ..........................................      100.0%    $37,165,150
                                                           =====     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W FIXED INCOME
                                                      PORTFOLIO
                                                      APRIL 30, 2009 (UNAUDITED)

                                                           FACE
                                                          AMOUNT        VALUE
                                                        ----------   -----------
SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS -- 50.0%
CONSUMER DISCRETIONARY -- 7.6%
   DirecTV Holdings
      8.375%, 03/15/13 ..............................   $  250,000   $   253,750
   Goodyear Tire & Rubber
      7.857%, 08/15/11 ..............................      213,000       198,090
   Home Depot
      5.400%, 03/01/16 ..............................      320,000       307,370
   Imax
      9.625%, 12/01/10 ..............................      300,000       259,500
   Mohawk Industries
      6.250%, 01/15/11 ..............................      500,000       473,859
   Phillips-Van Heusen
      7.250%, 02/15/11 ..............................      250,000       247,500
   Rent-A-Center
      7.500%, 05/01/10 ..............................      270,000       270,675
   Ryland Group
      5.375%, 01/15/15 ..............................      500,000       437,500
   Starwood Hotels & Resorts Worldwide
      7.875%, 10/15/14 ..............................      425,000       409,211
   TJX
      7.450%, 12/15/09 ..............................      665,000       680,115
                                                                     -----------
                                                                       3,537,570
                                                                     -----------
CONSUMER STAPLES -- 2.7%
   Costco Wholesale
      5.500%, 03/15/17 ..............................      500,000       522,052
   Dean Foods
      7.000%, 06/01/16 ..............................      500,000       487,500
   Smithfield Foods
      7.000%, 08/01/11 ..............................      200,000       160,500
   SUPERVALU
      7.875%, 08/01/09 ..............................      100,000       100,625
                                                                     -----------
                                                                       1,270,677
                                                                     -----------
ENERGY -- 2.8%
   ConocoPhillips
      5.750%, 02/01/19 ..............................      760,000       775,832
   Hess
      6.650%, 08/15/11 ..............................      510,000       534,710
                                                                     -----------
                                                                       1,310,542
                                                                     -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W FIXED INCOME
                                                      PORTFOLIO
                                                      APRIL 30, 2009 (UNAUDITED)

                                                           FACE
                                                          AMOUNT        VALUE
                                                        ----------   -----------
CORPORATE OBLIGATIONS -- CONTINUED
FINANCIALS -- 14.5%
   Bank of America
      6.250%, 04/15/12 ..............................   $  615,000   $   597,176
   BB&T
      5.200%, 12/23/15 ..............................      365,000       328,534
   CIT Group
      4.250%, 02/01/10 ..............................      320,000       265,632
   First Tennessee Bank
      1.306%, 05/18/09 ..............................      500,000       498,605
   General Electric Capital MTN
      6.875%, 01/10/39 ..............................      680,000       532,806
   Genworth Financial
      5.650%, 06/15/12 ..............................      740,000       296,237
   GMAC
      6.875%, 09/15/11 (A) ..........................      158,000       137,460
   JPMorgan Chase
      6.300%, 04/23/19 ..............................    1,000,000       984,043
   Lazard Group
      6.850%, 06/15/17 ..............................      500,000       401,432
   Morgan Stanley MTN
      6.625%, 04/01/18 ..............................    1,000,000       951,659
   National Rural Utilities Cooperative Finance
      10.375%, 11/01/18 .............................      390,000       457,197
   Odyssey Re Holdings
      7.650%, 11/01/13 ..............................      383,000       332,089
   Prudential Financial MTN
      6.625%, 12/01/37 ..............................      500,000       307,289
   SunTrust Banks
      5.250%, 11/05/12 ..............................      729,000       692,564
                                                                     -----------
                                                                       6,782,723
                                                                     -----------
HEALTH CARE -- 3.2%
   Medtronic
      5.600%, 03/15/19 ..............................      910,000       929,281
   Pfizer
      6.200%, 03/15/19 ..............................      540,000       580,361
                                                                     -----------
                                                                       1,509,642
                                                                     -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W FIXED INCOME
                                                      PORTFOLIO
                                                      APRIL 30, 2009 (UNAUDITED)

                                                           FACE
                                                          AMOUNT        VALUE
                                                        ----------   -----------
CORPORATE OBLIGATIONS -- CONTINUED
INDUSTRIALS -- 7.0%
   Cooper
      6.100%, 07/01/17 ..............................   $  400,000   $   411,072
   Ingersoll-Rand Global Holding
      9.500%, 04/15/14 ..............................      630,000       658,992
   L-3 Communications
      7.625%, 06/15/12 ..............................      300,000       303,000
   Macy's Retail Holdings
      6.625%, 04/01/11 ..............................      293,000       279,354
   New Albertsons
      7.250%, 05/01/13 ..............................      460,000       439,300
   Steel Dynamics
      7.375%, 11/01/12 ..............................      350,000       312,375
   Whirlpool
      8.600%, 05/01/14 ..............................      425,000       435,736
   Willis North America
      6.200%, 03/28/17 ..............................      600,000       435,083
                                                                     -----------
                                                                       3,274,912
                                                                     -----------
INFORMATION TECHNOLOGY -- 4.4%
   Cisco Systems
      4.950%, 02/15/19 ..............................      725,000       737,891
   Hewlett-Packard
      5.500%, 03/01/18 ..............................      500,000       524,163
   Oracle
      5.750%, 04/15/18 ..............................      570,000       603,883
   Xerox Capital Trust I
      8.000%, 02/01/27 ..............................      250,000       174,772
                                                                     -----------
                                                                       2,040,709
                                                                     -----------
MATERIALS -- 3.6%
   Airgas
      7.125%, 10/01/18 (A) ..........................      500,000       486,250
   Boise Cascade
      7.125%, 10/15/14 ..............................       60,000        26,550
   EI Du Pont de Nemours
      5.875%, 01/15/14 ..............................      620,000       660,768
   Freeport-McMoRan Copper & Gold
      8.375%, 04/01/17 ..............................      500,000       490,000
                                                                     -----------
                                                                       1,663,568
                                                                     -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W FIXED INCOME
                                                      PORTFOLIO
                                                      APRIL 30, 2009 (UNAUDITED)

                                                           FACE
                                                          AMOUNT        VALUE
                                                        ----------   -----------
CORPORATE OBLIGATIONS -- CONTINUED
TELECOMMUNICATION SERVICES -- 3.6%
   AT&T
      5.100%, 09/15/14 ..............................   $  540,000   $   561,220
   Verizon Communications
      8.750%, 11/01/18 ..............................      700,000       836,390
   Verizon New England
      6.500%, 09/15/11 ..............................      260,000       272,844
                                                                     -----------
                                                                       1,670,454
                                                                     -----------
UTILITIES -- 0.6%
   Southern California Gas
      5.500%, 03/15/14 ..............................      250,000       271,102
                                                                     -----------
   TOTAL CORPORATE OBLIGATIONS
      (Cost $24,126,314) ............................                 23,331,899
                                                                     -----------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 27.5%
   Federal Home Loan Mortgage Corporation Gold
      6.500%, 03/01/32 ..............................      153,229       165,127
      6.500%, 12/01/32 ..............................      211,013       225,886
      6.000%, 12/01/32 ..............................       67,778        71,322
      6.000%, 07/01/33 ..............................      203,798       214,454
      6.000%, 11/01/33 ..............................      263,892       277,359
      6.000%, 10/01/35 ..............................      546,026       571,503
   Federal National Mortgage Association
      6.000%, 09/01/17 ..............................      118,903       125,477
      6.000%, 02/01/23 ..............................      961,722     1,010,540
      6.000%, 04/01/24 ..............................      948,536     1,001,347
      5.500%, 02/01/35 ..............................      410,524       426,793
      5.500%, 10/01/35 ..............................      504,368       523,882
      5.500%, 01/01/36 ..............................    1,473,857     1,530,882
      5.500%, 07/01/36 ..............................      522,664       542,233
      5.000%, 10/01/35 ..............................      912,277       940,304
      5.000%, 03/01/38 ..............................    1,641,166     1,689,699
      4.500%, 06/01/35 ..............................      648,780       661,497
      4.500%, 09/01/35 ..............................    1,507,399     1,536,946
   Government National Mortgage Association
      6.000%, 11/15/31 ..............................      178,199       187,718
      6.000%, 07/15/35 ..............................    1,086,049     1,134,065
                                                                     -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W FIXED INCOME
                                                      PORTFOLIO
                                                      APRIL 30, 2009 (UNAUDITED)

                                                           FACE
                                                          AMOUNT        VALUE
                                                        ----------   -----------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS --
   CONTINUED
   TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
      OBLIGATIONS
      (Cost $12,464,342) ............................                $12,837,034
                                                                     -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.5%
   Federal Farm Credit Bank
      4.600%, 01/29/20 ..............................   $  735,000       720,765
   Federal Home Loan Mortgage Corporation
      2.500%, 04/08/13 ..............................    1,000,000     1,004,530
   Federal National Mortgage Association
      5.000%, 04/15/15 ..............................    1,815,000     2,025,830
      5.000%, 02/13/17 ..............................    1,055,000     1,160,185
                                                                     -----------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (Cost $4,611,140) .............................                  4,911,310
                                                                     -----------
U.S. TREASURY OBLIGATIONS -- 6.0%
   U.S. Treasury Note
      4.250%, 08/15/14 ..............................    1,745,000     1,935,723
      4.250%, 11/15/14 ..............................      790,000       877,209
                                                                     -----------
   TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $2,687,904) .............................                  2,812,932
                                                                     -----------

                                                          SHARES
                                                        ----------
PREFERRED STOCK -- 3.1%
FINANCIALS -- 3.1%
   Aegon, 7.250% ....................................       25,000       280,500
   Aspen Insurance Holdings, 7.401% .................       15,800       221,200
   Bank of America, 8.625% ..........................       35,000       490,350
   Federal Home Loan Mortgage, Ser Z, 8.375% ........       35,000        17,850
   Federal National Mortgage Association, Ser S,
      8.250% ........................................       35,000        29,050
   GMAC Preferred Blocker, 7.000% (A) ...............           33         9,900
   Public Storage, Ser H, 6.950% (B) ................       12,000       237,840
   Public Storage, Ser M, 6.625% (B) ................        7,100       134,261
   Taubman Centers, Ser G, 8.000% (B) ...............          168         3,133
                                                                     -----------
   TOTAL PREFERRED STOCK
      (Cost $4,123,056) .............................                  1,424,084
                                                                     -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W FIXED INCOME
                                                      PORTFOLIO
                                                      APRIL 30, 2009 (UNAUDITED)

                                                           FACE
                                                          AMOUNT        VALUE
                                                        ----------   -----------
OTHER MORTGAGE-BACKED OBLIGATIONS -- 1.2%
   Banc of America Commercial Mortgage, Ser 4, Cl A3A
      5.600%, 07/10/46 ..............................   $  620,000   $   517,606
   JPMorgan Mortgage Acquisition, Ser FRE1, Cl A2F2
      5.224%, 10/25/35 ..............................       23,760        23,366
                                                                     -----------
   TOTAL OTHER MORTGAGE-BACKED OBLIGATIONS
      (Cost $643,903) ...............................                    540,972
                                                                     -----------
TAXABLE MUNICIPAL BOND -- 0.6%
   University of Virginia, Higher Education Project
      6.200%, 09/01/39
      (Cost $249,278) ...............................      250,000       266,033
                                                                     -----------
REPURCHASE AGREEMENT -- 2.6%
   Morgan Stanley
      0.060%, dated 04/30/09, to be repurchased
      on 05/01/09, repurchase price $1,227,512
      (collateralized by various U.S. Treasury
      obligations, ranging in par value
      $34,108-1,152,772, 2.500-3.125%,
      03/31/13-04/30/13, with a total market value of
      $1,252,076)
      (Cost $1,227,510) .............................    1,227,510     1,227,510
                                                                     -----------
   TOTAL INVESTMENTS -- 101.5%
      (Cost $50,133,447) ............................                $47,351,774
                                                                     ===========

PERCENTAGES ARE BASED ON NET ASSETS OF $46,667,551.

(A) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONS. THE TOTAL VALUE OF THESE SECURITIES WAS $623,743 AND REPRESENTED 1.3% OF NET ASSETS.

(B)  REAL ESTATE INVESTMENT TRUST

CL   CLASS
MTN  MEDIUM TERM NOTE
SER  SERIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W FIXED INCOME
                                                      PORTFOLIO
                                                      APRIL 30, 2009 (UNAUDITED)

At April 30, 2009, the diversification of the Portfolio was as follows:

                                                           % OF
SECTOR DIVERSIFICATION                                  NET ASSETS      VALUE
----------------------                                  ----------   -----------
CORPORATE OBLIGATIONS
Financials ..........................................      14.5%     $ 6,782,723
Consumer Discretionary ..............................       7.6        3,537,570
Industrials .........................................       7.0        3,274,912
Information Technology ..............................       4.4        2,040,709
Telecommunication Services ..........................       3.6        1,670,454
Materials ...........................................       3.6        1,663,568
Health Care .........................................       3.2        1,509,642
Energy ..............................................       2.8        1,310,542
Consumer Staples ....................................       2.7        1,270,677
Utilities ...........................................       0.6          271,102
                                                          -----      -----------
TOTAL CORPORATE OBLIGATIONS .........................      50.0       23,331,899
                                                          -----      -----------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS ..      27.5       12,837,034
U.S. GOVERNMENT AGENCY OBLIGATIONS ..................      10.5        4,911,310
U.S. TREASURY OBLIGATION ............................       6.0        2,812,932
PREFERRED STOCK .....................................       3.1        1,424,084
REPURCHASE AGREEMENT ................................       2.6        1,227,510
OTHER MORTGAGE-BACKED OBLIGATION ....................       1.2          540,972
TAXABLE MUNICIPAL BOND ..............................       0.6          266,033
                                                          -----      -----------
TOTAL INVESTMENTS ...................................     101.5       47,351,774
TOTAL OTHER ASSETS AND LIABILITIES ..................      (1.5)        (684,223)
                                                          -----      -----------
NET ASSETS ..........................................     100.0%     $46,667,551
                                                          =====      ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W INTERNATIONAL
                                                      EQUITY PORTFOLIO
                                                      APRIL 30, 2009 (UNAUDITED)

                                                          SHARES        VALUE
                                                        ----------   -----------
SCHEDULE OF INVESTMENTS
COMMON STOCK -- 98.4%
AUSTRALIA -- 2.2%
   Downer EDI .......................................      295,000   $ 1,090,184
                                                                     -----------
AUSTRIA -- 1.0%
   EVN ..............................................       24,704       378,093
   Voestalpine ......................................        6,000       116,476
                                                                     -----------
                                                                         494,569
                                                                     -----------
BAHAMAS -- 0.5%
   Teekay Shipping ..................................       17,000       245,480
                                                                     -----------
BERMUDA - 0.8%
   Marvell Technology Group* ........................       35,000       384,300
                                                                     -----------
CANADA -- 2.1%
   Fairfax Financial Holdings .......................        1,700       451,146
   Toronto-Dominion Bank ............................       15,500       611,010
                                                                     -----------
                                                                       1,062,156
                                                                     -----------
CHINA -- 1.9%
   Dongfeng Motor Group, Cl H .......................    1,270,000       956,988
                                                                     -----------
DENMARK -- 1.2%
   A P Moeller - Maersk, Cl B .......................          100       588,842
                                                                     -----------
FINLAND - 1.2%
   Fortum ...........................................       28,700       584,907
                                                                     -----------
FRANCE -- 7.5%
   AXA ..............................................       29,800       503,274
   Bouygues .........................................       12,500       538,653
   Dassault Systemes ................................       12,300       508,439
   Euler Hermes .....................................       10,400       511,690
   Sanofi-Aventis ...................................       15,000       869,995
   UBISOFT Entertainment* ...........................       37,600       742,374
                                                                     -----------
                                                                       3,674,425
                                                                     -----------
GERMANY -- 12.3%
   Adidas ...........................................       20,000       758,487
   Allianz ..........................................        7,500       693,094
   Deutsche Telekom .................................       46,000       557,125

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W INTERNATIONAL
                                                      EQUITY PORTFOLIO
                                                      APRIL 30, 2009 (UNAUDITED)

                                                          SHARES        VALUE
                                                        ----------   -----------
COMMON STOCK -- CONTINUED
GERMANY -- CONTINUED
   E.ON ADR .........................................       35,000   $ 1,177,750
   Hannover Rueckversicherung .......................        4,900       159,533
   Hochtief .........................................        9,800       481,650
   Linde ............................................        6,000       479,660
   Rhoen Klinikum ...................................       36,000       759,441
   Siemens ..........................................        8,600       581,531
   Software .........................................        6,500       407,574
                                                                     -----------
                                                                       6,055,845
                                                                     -----------
GREECE -- 0.8%
   OPAP .............................................       12,700       394,466
                                                                     -----------
HONG KONG -- 1.8%
   First Pacific ....................................    1,546,000       710,149
   Kingboard Chemical Holdings ......................       74,000       181,416
                                                                     -----------
                                                                         891,565
                                                                     -----------
IRELAND -- 1.5%
   Experian .........................................      111,000       740,164
                                                                     -----------
JAPAN -- 19.1%
   Air Water ........................................      118,500       974,402
   Astellas Pharma ..................................       13,000       424,150
   Daito Trust Construction .........................       15,500       644,356
   East Japan Railway ...............................       15,000       847,690
   Japan Petroleum Exploration ......................       10,000       393,353
   Jupiter Telecommunications .......................        1,300       915,688
   Komatsu ..........................................       42,000       520,384
   Mitsubishi .......................................       43,800       672,237
   Nintendo .........................................        3,700       989,450
   Nippon Telegraph & Telephone .....................       11,600       433,887
   Sankyo ...........................................       24,600     1,245,190
   Sumitomo Metal Industries ........................      158,000       369,365
   Suzuki Motor .....................................       12,700       237,774
   Tokyo Steel Manufacturing ........................       47,000       479,626
   Toyota Motor ADR .................................        3,125       247,375
                                                                     -----------
                                                                       9,394,927
                                                                     -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W INTERNATIONAL
                                                      EQUITY PORTFOLIO
                                                      APRIL 30, 2009 (UNAUDITED)

                                                          SHARES        VALUE
                                                        ----------   -----------
COMMON STOCK -- CONTINUED
MEXICO -- 2.3%
   Embotelladoras Arca ..............................      287,300   $   644,082
   Fomento Economico Mexicano ADR ...................       17,500       495,425
                                                                     -----------
                                                                       1,139,507
                                                                     -----------
NETHERLANDS -- 3.7%
   Royal Dutch Shell, Cl A ..........................       42,000       978,973
   Wolters Kluwer ...................................       50,000       829,513
                                                                     -----------
                                                                       1,808,486
                                                                     -----------
NORWAY -- 0.7%
   Orkla ............................................       45,500       330,364
                                                                     -----------
SINGAPORE -- 1.8%
   SIA Engineering ..................................      440,000       586,786
   Singapore Petroleum ..............................      135,000       307,067
                                                                     -----------
                                                                         893,853
                                                                     -----------
SOUTH KOREA -- 3.0%
   LG Telecom .......................................      108,000       758,441
   SK Telecom .......................................        5,000       715,121
                                                                     -----------
                                                                       1,473,562
                                                                     -----------
SPAIN -- 2.8%
   Telefonica .......................................       44,700       853,533
   Viscofan .........................................       27,400       513,391
                                                                     -----------
                                                                       1,366,924
                                                                     -----------
SWEDEN -- 2.5%
   Investor, Cl B, Ser B ............................       68,600     1,000,745
   Saab, Cl B, Ser B ................................       33,252       227,061
                                                                     -----------
                                                                       1,227,806
                                                                     -----------
SWITZERLAND -- 9.2%
   Actelion* ........................................        5,500       252,316
   Baloise Holding ..................................        7,900       587,497
   Barry Callebaut ..................................          652       314,852
   Nestle ...........................................       29,500       967,663
   Noble ............................................       18,100       494,673

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W INTERNATIONAL
                                                      EQUITY PORTFOLIO
                                                      APRIL 30, 2009 (UNAUDITED)

                                                          SHARES        VALUE
                                                        ----------   -----------
COMMON STOCK -- CONTINUED
SWITZERLAND - CONTINUED
   Novartis .........................................       30,000   $ 1,143,158
   Zurich Financial Services ........................        4,000       752,272
                                                                     -----------
                                                                       4,512,431
                                                                     -----------
THAILAND - 0.9%
   Bangkok Bank NVDR ................................      184,000       443,625
                                                                     -----------
TURKEY - 2.0%
   Coca-Cola Icecek .................................      105,000       497,584
   Turkcell Iletisim Hizmet ADR .....................       40,000       508,000
                                                                     -----------
                                                                       1,005,584
                                                                     -----------
UNITED KINGDOM - 13.4%
   Aviva ............................................       90,747       424,252
   BHP Billiton .....................................       17,300       723,832
   BP ADR ...........................................       35,000     1,486,100
   Carnival .........................................       10,000       277,840
   Diageo ADR .......................................        7,350       351,698
   HSBC Holdings ....................................        9,924        70,107
   QinetiQ ..........................................      270,000       532,118
   Rio Tinto ........................................        2,174        89,363
   Rolls-Royce Group ................................       85,000       425,724
   Tesco ............................................      145,000       724,517
   Vodafone Group ...................................      400,000       739,127
   Willis Group .....................................       27,000       742,770
                                                                     -----------
                                                                       6,587,448
                                                                     -----------
UNITED STATES - 2.2%
   Philip Morris International ......................       29,500     1,067,900
                                                                     -----------
   TOTAL COMMON STOCK
      (Cost $62,096,960) ............................                 48,416,308
                                                                     -----------
PREFERRED STOCK - 0.7%
BRAZIL - 0.7%
   Vivo Participacoes, 0.000%
      (Cost $323,388) ...............................       20,400       331,088
                                                                     -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W INTERNATIONAL
                                                      EQUITY PORTFOLIO
                                                      APRIL 30, 2009 (UNAUDITED)

                                                           FACE
                                                          AMOUNT        VALUE
                                                        ----------   -----------
REPURCHASE AGREEMENT - 1.3%
   Morgan Stanley
      0.060%, dated 04/30/09, to be repurchased on
      05/01/09, repurchase price $630,418
      (collateralized by a U.S. Treasury obligation,
      par value $609,193, 3.125%, 04/30/13, with a
      total market value of $643,034)
      (Cost $630,417) ...............................   $  630,417   $   630,417
                                                                     -----------
   TOTAL INVESTMENTS - 100.4%
      (Cost $63,050,765) ............................                $49,377,813
                                                                     ===========

PERCENTAGES ARE BASED ON NET ASSETS OF $49,202,300.

*    NON-INCOME PRODUCING SECURITY.

ADR  AMERICAN DEPOSITARY RECEIPT
CL   CLASS
NVDR NON-VOTING DEPOSITORY RECEIPT
SER  SERIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W INTERNATIONAL
                                                      EQUITY PORTFOLIO
                                                      APRIL 30, 2009 (UNAUDITED)

At April 30, 2009, sector diversification of the Portfolio was as follows:

                                                           % OF
SECTOR DIVERSIFICATION                                  NET ASSETS      VALUE
----------------------                                  ----------   -----------
COMMON STOCK
Financials ..........................................      16.9%     $ 8,305,520
Industrials .........................................      15.5        7,624,736
Consumer Discretionary ..............................      11.9        5,863,321
Consumer Staples ....................................      11.3        5,577,111
Telecommunication Services ..........................      10.4        5,103,887
Energy ..............................................       7.9        3,905,646
Health Care .........................................       7.0        3,449,060
Materials ...........................................       6.6        3,232,724
Information Technology ..............................       6.5        3,213,553
Utilities ...........................................       4.4        2,140,750
                                                          -----      -----------
TOTAL COMMON STOCK ..................................      98.4       48,416,308
                                                          -----      -----------
REPURCHASE AGREEMENT ................................       1.3          630,417
PREFERRED STOCK .....................................       0.7          331,088
                                                          -----      -----------
TOTAL INVESTMENTS ...................................     100.4       49,377,813
TOTAL OTHER ASSETS AND LIABILITIES ..................      (0.4)        (175,513)
                                                          -----      -----------
NET ASSETS ..........................................     100.0%     $49,202,300
                                                          =====      ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W PORTFOLIOS
                                                      APRIL 30, 2009 (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                 FIXED      INTERNATIONAL
                                                                   EQUITY        INCOME         EQUITY
                                                                 PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                                -----------   -----------   -------------
ASSETS:
Investments at Value (Cost $45,408,416, $50,133,447,
   and $63,050,765, respectively) ...........................   $37,141,053   $47,351,774   $ 49,377,813
Foreign Currency (Cost $0, $0 and $60,787, respectively) ....            --            --         60,741
Dividends and Interest Receivable ...........................        68,166       509,381        314,921
Foreign Tax Reclaim Receivable ..............................         3,608            --         79,337
Receivable for Investment Securities Sold ...................            --       372,910        328,889
Receivable for Capital Shares Sold ..........................            --            --         20,000
Prepaid Expenses ............................................        10,358         9,631          9,793
                                                                -----------   -----------   ------------
TOTAL ASSETS ................................................    37,223,185    48,243,696     50,191,494
                                                                -----------   -----------   ------------
LIABILITIES:
Payable due to Investment Adviser ...........................        22,186         4,178         38,736
Payable due to Administrator ................................         7,984        10,329         10,454
Payable due to Trustees .....................................         1,549         1,928          1,995
Chief Compliance Officer Fees Payable .......................         1,323         1,679          1,689
Payable for Investment Securities Purchased .................            --     1,501,799        887,147
Payable for Income Distributions ............................            --        13,981             --
Payable for Capital Shares Redeemed .........................            --         3,827             --
Other Accrued Expenses ......................................        24,993        38,424         49,173
                                                                -----------   -----------   ------------
TOTAL LIABILITIES ...........................................        58,035     1,576,145        989,194
                                                                -----------   -----------   ------------
NET ASSETS ..................................................   $37,165,150   $46,667,551   $ 49,202,300
                                                                ===========   ===========   ============
NET ASSETS:
Paid-in Capital .............................................   $51,545,142   $51,127,273   $ 69,717,526
Undistributed Net Investment Income .........................        47,467        28,839        478,968
Accumulated Net Realized Loss on Investments ................    (6,160,096)   (1,706,888)    (7,315,666)
Net Unrealized Depreciation on Investments ..................    (8,267,363)   (2,781,673)   (13,672,952)
Net Unrealized Depreciation on Foreign Currency
   Transactions .............................................            --            --         (5,576)
                                                                -----------   -----------   ------------
NET ASSETS ..................................................   $37,165,150   $46,667,551   $ 49,202,300
                                                                ===========   ===========   ============
INSTITUTIONAL SHARES:
Outstanding Shares of Beneficial Interest
   (unlimited authorization - no par value) .................     4,799,379     5,064,197      5,185,100
                                                                ===========   ===========   ============
NET ASSET VALUE, per Share ..................................   $      7.74   $      9.22   $       9.49
                                                                ===========   ===========   ============

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W PORTFOLIOS FOR
                                                      THE SIX MONTHS ENDED
                                                      APRIL 30, 2009 (UNAUDITED)

STATEMENTS OF OPERATIONS

                                                                                 FIXED      INTERNATIONAL
                                                                   EQUITY        INCOME         EQUITY
                                                                 PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                                -----------   -----------   -------------
INVESTMENT INCOME
Dividends ...................................................   $   514,780   $  105,306     $   994,737
Interest ....................................................         1,426    1,219,731           1,086
Less: Foreign Taxes Withheld ................................       (12,798)          --        (106,787)
                                                                -----------   ----------     -----------
   TOTAL INCOME .............................................       503,408    1,325,037         889,036
                                                                -----------   ----------     -----------
EXPENSES
Investment Advisory Fees ....................................       130,527      101,957         235,292
Administration Fees .........................................        47,441       61,843          64,117
Trustees' Fees ..............................................         3,196        3,837           4,296
Chief Compliance Officer Fees ...............................         2,051        2,466           2,785
Transfer Agent Fees .........................................        22,377       24,304          25,923
Audit Fees ..................................................         9,708        9,665           9,743
Filings and Registration Fees ...............................         9,288        8,538           9,523
Shareholder Servicing Fees ..................................         8,082        8,368          14,651
Legal Fees ..................................................         7,723        9,418          10,352
Printing Fees ...............................................         4,835        6,079           6,404
Custodian Fees ..............................................           727          884          12,193
Other Expenses ..............................................         3,794       11,371          14,741
                                                                -----------   ----------     -----------
   TOTAL EXPENSES ...........................................       249,749      248,730         410,020
Less:
Waiver of Investment Advisory Fees ..........................            --      (78,690)             --
Fees Paid Indirectly - Note 4 ...............................          (172)        (116)           (221)
                                                                -----------   ----------     -----------
   NET EXPENSES .............................................       249,577      169,924         409,799
                                                                -----------   ----------     -----------
NET INVESTMENT INCOME .......................................       253,831    1,155,113         479,237
                                                                -----------   ----------     -----------
NET REALIZED LOSS ON:
   Investments ..............................................    (4,804,253)    (566,137)     (5,665,282)
   Foreign Currency Transactions ............................            --           --         (48,179)
                                                                -----------   ----------     -----------
NET REALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS .............................................    (4,804,253)    (566,137)     (5,713,461)
                                                                -----------   ----------     -----------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON:
Investments .................................................       983,887    3,667,792       3,655,317
Foreign Currency Transactions ...............................            --           --          (2,292)
                                                                -----------   ----------     -----------
NET CHANGE IN UNREALIZED APPRECIATION .......................       983,887    3,667,792       3,653,025
                                                                -----------   ----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY .........................    (3,820,366)   3,101,655      (2,060,436)
                                                                -----------   ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ................................   $(3,566,535)  $4,256,768     $(1,581,199)
                                                                ===========   ==========     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                   ENDED
                                                                 APRIL 30,     YEAR ENDED
                                                                    2009       OCTOBER 31,
                                                                (UNAUDITED)       2008
                                                                -----------   ------------
OPERATIONS:
   Net Investment Income ....................................   $   253,831   $    510,664
   Net Realized Loss on Investments .........................    (4,804,253)    (1,351,692)
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments ........................................       983,887    (18,927,502)
                                                                -----------   ------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....    (3,566,535)   (19,768,530)
                                                                -----------   ------------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income ....................................      (206,364)      (509,808)
   Net Realized Gain ........................................            --     (4,199,801)
   Return of Capital ........................................            --         (8,445)
                                                                -----------   ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ........................      (206,364)    (4,718,054)
                                                                -----------   ------------
CAPITAL SHARE TRANSACTIONS:
   Issued ...................................................     3,149,664      7,459,962
   Reinvestment of Distributions ............................       199,420      4,656,484
   Redeemed .................................................    (1,608,993)    (4,109,489)
                                                                -----------   ------------
   NET INCREASE IN NET ASSETS FROM CAPITAL SHARE
      TRANSACTIONS ..........................................     1,740,091      8,006,957
                                                                -----------   ------------
   TOTAL DECREASE IN NET ASSETS .............................    (2,032,808)   (16,479,627)
                                                                -----------   ------------
NET ASSETS:
   Beginning of Period ......................................    39,197,958     55,677,585
                                                                -----------   ------------
   End of Period (including undistributed net investment
      income of $47,467 and $0, respectively) ...............   $37,165,150   $ 39,197,958
                                                                ===========   ============
SHARE TRANSACTIONS:
   Issued ...................................................       415,384        655,022
   Reinvestment of Distributions ............................        26,793        370,061
   Redeemed .................................................      (212,969)      (365,753)
                                                                -----------   ------------
   NET INCREASE IN SHARES OUTSTANDING FROM
      SHARE TRANSACTIONS ....................................       229,208        659,330
                                                                ===========   ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W FIXED INCOME
                                                      PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                   ENDED
                                                                 APRIL 30,     YEAR ENDED
                                                                    2009       OCTOBER 31,
                                                                (UNAUDITED)       2008
                                                                -----------   ------------
OPERATIONS:
   Net Investment Income ....................................   $ 1,155,113   $ 2,391,124
   Net Realized Loss on Investments .........................      (566,137)     (810,265)
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments ........................................     3,667,792    (6,308,219)
                                                                -----------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
      OPERATIONS ............................................     4,256,768    (4,727,360)
                                                                -----------   ------------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income ....................................    (1,133,635)   (2,473,704)
                                                                -----------   ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ........................    (1,133,635)   (2,473,704)
                                                                -----------   ------------
CAPITAL SHARE TRANSACTIONS:
   Issued ...................................................     1,344,558     4,214,664
   Reinvestment of Distributions ............................     1,042,587     2,302,415
   Redeemed .................................................    (2,897,786)   (3,681,265)
                                                                -----------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
      TRANSACTIONS ..........................................      (510,641)    2,835,814
                                                                -----------   ------------
      TOTAL INCREASE (DECREASE) IN NET ASSETS ...............     2,612,492    (4,365,250)
                                                                -----------   ------------
NET ASSETS:
   Beginning of Period ......................................    44,055,059    48,420,309
                                                                -----------   ------------
   End of Year (including undistributed net investment income
      of $21,074 and $7,361, respectively) ..................   $46,667,551   $44,055,059
                                                                ===========   ============
SHARE TRANSACTIONS:
   Issued ...................................................       149,829       422,443
   Reinvestment of Distributions ............................       115,159       237,106
   Redeemed .................................................      (321,933)     (388,342)
                                                                -----------   ------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING FROM SHARE
      TRANSACTIONS ..........................................       (56,945)      271,207
                                                                ===========   ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                   ENDED
                                                                 APRIL 30,     YEAR ENDED
                                                                    2009       OCTOBER 31,
                                                                (UNAUDITED)       2008
                                                                -----------   ------------
OPERATIONS:
   Net Investment Income ....................................   $   479,237   $  1,324,972
   Net Realized Loss on Investments and Foreign Currency
      Transactions ..........................................    (5,713,461)    (1,878,299)
   Net Change in Unrealized Appreciation (Depreciation) on
      Investments, Foreign Currency Transactions and Foreign
      Capital Gains Tax on Appreciated Securities ...........     3,653,025    (43,387,060)
                                                                -----------   ------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....    (1,581,199)   (43,940,387)
                                                                -----------   ------------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income ....................................      (954,010)    (1,003,960)
   Net Realized Gain ........................................            --     (9,966,128)
                                                                -----------   ------------
      TOTAL DIVIDENDS AND DISTRIBUTIONS .....................      (954,010)   (10,970,088)
                                                                -----------   ------------
CAPITAL SHARE TRANSACTIONS:
   Issued ...................................................     2,034,026      7,102,969
   Reinvestment of Distributions ............................       915,590     10,801,123
   Redemption Fees -- Note 2 ................................            --            283
   Redeemed .................................................    (2,741,165)    (3,302,811)
                                                                -----------   ------------
   NET INCREASE IN NET ASSETS FROM CAPITAL SHARE
      TRANSACTIONS ..........................................       208,451     14,601,564
                                                                -----------   ------------
      TOTAL DECREASE IN NET ASSETS ..........................    (2,326,758)   (40,308,911)
                                                                -----------   ------------
NET ASSETS:
   Beginning of Period ......................................    51,529,058     91,837,969
                                                                -----------   ------------
   End of Period (including undistributed net investment
      income of $478,968 and $953,741, respectively) ........   $49,202,300   $ 51,529,058
                                                                ===========   ============
SHARE TRANSACTIONS:
   Issued ...................................................       219,603        447,244
   Reinvestment of Distributions ............................        91,013        608,939
   Redeemed .................................................      (308,948)      (213,127)
                                                                -----------   ------------
   NET INCREASE IN SHARES OUTSTANDING FROM SHARE
      TRANSACTIONS ..........................................         1,668        843,056
                                                                ===========   ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                           TS&W EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                                 SELECTED PER SHARE DATA & RATIOS
                                                      FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD
                                           ---------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                            APRIL 30,                        YEARS ENDED OCTOBER 31,
                                               2009        -----------------------------------------------------------
                                           (UNAUDITED)       2008         2007         2006         2005         2004
                                           -----------     -------      -------      -------      -------      -------
Net Asset Value,
   Beginning of Period .................   $  8.58         $ 14.24      $ 14.19      $ 13.16      $ 11.82      $ 10.40
                                           -------         -------      -------      -------      -------      -------
Income from Operations
   Net Investment Income(1) ............      0.05            0.12         0.10         0.12         0.12(2)      0.10
   Net Realized and Unrealized
      Gain (Loss) ......................     (0.85)          (4.59)        1.96         1.54         1.35         1.41
                                           -------         -------      -------      -------      -------      -------
Total from Operations ..................     (0.80)          (4.47)        2.06         1.66         1.47         1.51
                                           -------         -------      -------      -------      -------      -------
Redemption Fees ........................        --              --           --+          --           --           --
                                           -------         -------      -------      -------      -------      -------
Dividends and Distributions:
   Net Investment Income(1) ............     (0.04)          (0.12)       (0.13)       (0.10)       (0.13)       (0.09)
   Net Realized Gain ...................        --           (1.07)       (1.88)       (0.53)          --           --
   Return of Capital ...................        --              --+          --           --           --           --
                                           -------         -------      -------      -------      -------      -------
      Total Dividends and
         Distributions .................     (0.04)          (1.19)       (2.01)       (0.63)       (0.13)       (0.09)
                                           -------         -------      -------      -------      -------      -------
Net Asset Value, End of Period .........   $  7.74         $  8.58      $ 14.24      $ 14.19      $ 13.16      $ 11.82
                                           =======         =======      =======      =======      =======      =======
TOTAL RETURN++ .........................     (9.25)%        (34.02)%      15.91%       12.99%       12.49%       14.60%
                                           =======         =======      =======      =======      =======      =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
   (Thousands) .........................   $37,165         $39,198      $55,678      $50,490      $46,347      $47,135
Ratio of Expenses to
   Average Net Assets ..................      1.43%(3)(4)     1.22%(3)     1.24%(3)     1.31%(3)     1.33%(3)     1.22%
Ratio of Net Investment Income
   to Average Net Assets ...............      1.46%(4)        1.00%        0.76%        0.88%        0.91%(2)     0.85%
Portfolio Turnover Rate ................        21%             46%          52%          46%          54%          31%

+    AMOUNT WAS LESS THAN $0.01 PER SHARE.

++ RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

(1)  PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE YEAR.

(2) NET INVESTMENT INCOME PER SHARE AND THE NET INVESTMENT INCOME RATIO INCLUDE $0.03 AND 0.28%, RESPECTIVELY, RESULTING FROM A SPECIAL DIVIDEND FROM MICROSOFT CORP. IN NOVEMBER 2004.

(3) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 1.43% FOR THE SIX MONTHS ENDED APRIL 30, 2009, AND 1.22%, 1.23%, 1.31% AND 1.33% FOR THE FISCAL YEARS ENDED 2008, 2007, 2006 AND 2005,
     RESPECTIVELY.

(4)  ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                                 SELECTED PER SHARE DATA & RATIOS
                                                      FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD
                                           ---------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                            APRIL 30,                        YEARS ENDED OCTOBER 31,
                                               2009        -----------------------------------------------------------
                                           (UNAUDITED)       2008         2007         2006         2005         2004
                                           -----------     -------      -------      -------      -------      -------
Net Asset Value,
   Beginning of Period .................   $  8.60         $  9.98      $ 10.01      $  9.96      $ 10.42      $ 10.63
                                           -------         -------      -------      -------      -------      -------
Income from Operations
   Net Investment Income(1) ............      0.23            0.48         0.48         0.45         0.35         0.34
   Net Realized and Unrealized
      Gain (Loss) ......................      0.61           (1.37)       (0.04)        0.05        (0.29)        0.14
                                           -------         -------      -------      -------      -------      -------
Total from Operations ..................      0.84           (0.89)        0.44         0.50         0.06         0.48
                                           -------         -------      -------      -------      -------      -------
Dividends and Distributions:
   Net Investment Income ...............     (0.22)          (0.49)       (0.47)       (0.45)       (0.37)       (0.34)
   Net Realized Gain ...................        --              --           --           --        (0.15)       (0.35)
                                           -------         -------      -------      -------      -------      -------
      Total Dividends and
         Distributions .................     (0.22)          (0.49)       (0.47)       (0.45)       (0.52)       (0.69)
                                           -------         -------      -------      -------      -------      -------
Net Asset Value, End of Period .........   $  9.22         $  8.60      $  9.98      $ 10.01      $  9.96      $ 10.42
                                           =======         =======      =======      =======      =======      =======
TOTAL RETURN+ ..........................      9.77%           9.35%++      4.50%++      5.19%++      0.55%        4.77%
                                           =======         =======      =======      =======      =======      =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
   (Thousands) .........................   $46,668         $44,055      $48,420      $35,322      $30,120      $29,864
Ratio of Expenses to
   Average Net Assets ..................      0.75%(2)(3)     0.75%(2)     0.75%(2)     0.85%(2)     1.13%(2)     0.98%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers) .................      1.10%(3)        0.95%        1.00%        1.11%        1.13%        0.98%
Ratio of Net Investment Income
   to Average Net Assets ...............      5.06%(3)        4.87%        4.81%        4.57%        3.42%        3.27%
Portfolio Turnover Rate ................        72%            103%          68%          86%          82%          89%

+ RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEES DURING THE PERIOD.

(1)  PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE YEAR.

(2) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 0.75% FOR THE SIX MONTHS ENDED APRIL 30, 2009, AND 0.75%, 0.75%, 0.85% AND 1.13% FOR THE FISCAL YEARS ENDED 2008, 2007, 2006 AND 2005,
     RESPECTIVELY.

(3)  ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                                SELECTED PER SHARE DATA & RATIOS
                                                      FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD
                                           ---------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                            APRIL 30,                        YEARS ENDED OCTOBER 31,
                                              2009         -----------------------------------------------------------
                                           (UNAUDITED)       2008         2007         2006         2005         2004
                                           -----------     -------      -------      -------      -------      ------
Net Asset Value,
   Beginning of Period .................   $  9.94         $ 21.16      $ 19.08      $ 14.83      $ 12.88      $ 11.66
                                           -------         -------      -------      -------      -------      -------
Income from Operations
   Net Investment Income(1) ............      0.09            0.26         0.28         0.16         0.11         0.09
   Net Realized and Unrealized
      Gain/(Loss) ......................     (0.35)          (8.99)        4.37         4.17         1.92         1.21
                                           -------         -------      -------      -------      -------      -------
Total from Operations ..................     (0.26)          (8.73)        4.65         4.33         2.03         1.30
                                           -------         -------      -------      -------      -------      -------
Redemption Fees ........................        --             --+          --+           --          --+         --++
                                           -------         -------      -------      -------      -------      -------
Dividends and Distributions:
   Net Investment Income ...............     (0.19)          (0.20)       (0.09)       (0.08)       (0.08)       (0.08)
   Net Realized Gain ...................        --           (2.29)       (2.48)          --           --           --
                                           -------         -------      -------      -------      -------      -------
      Total Dividends and
         Distributions .................     (0.19)          (2.49)       (2.57)       (0.08)       (0.08)       (0.08)
                                           -------         -------      -------      -------      -------      -------
Net Asset Value, End of Period .........   $  9.49         $  9.94      $ 21.16      $ 19.08      $ 14.83      $ 12.88
                                           =======         =======      =======      =======      =======      =======
TOTAL RETURN++ .........................     (2.77)%        (46.36)%      26.86%       29.33%       15.82%       11.21%
                                           =======         =======      =======      =======      =======      =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
   (Thousands) .........................   $49,202         $51,529      $91,838      $70,503      $59,507      $58,430
Ratio of Expenses to
   Average Net Assets ..................      1.74%(2)(3)     1.53%(2)     1.55%(2)     1.61%(2)     1.63%(2)     1.51%
Ratio of Net Investment Income
   to Average Net Assets ...............      2.03%(3)        1.67%        1.47%        0.96%        0.76%        0.74%
Portfolio Turnover Rate ................        17%             40%          41%          74%          22%          20%

+    AMOUNT WAS LESS THAN $0.01 PER SHARE.

++ RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

(1)  PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE YEAR.

(2) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 1.74% FOR THE SIX MONTHS ENDED APRIL 30, 2009, AND 1.52%, 1.55%, 1.61% AND 1.63% FOR THE FISCAL YEARS ENDED 2008, 2007, 2006 AND 2005,
     RESPECTIVELY.

(3)  ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   ORGANIZATION

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 33 portfolios. The financial statements herein are those of the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio (the "Portfolios"). The TS&W Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies. The TS&W Fixed Income Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities. The TS&W International Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers. The Portfolios may change their investment objective without shareholder approval. The financial statements of the remaining portfolios in the Trust are presented separately. The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held.

2.   SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the Significant Accounting Policies followed by the Portfolios.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Portfolios.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

     most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Portfolios are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Portfolios seek to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Portfolios' Board of Trustees (the "Board"). The Portfolios' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

     For securities in the TS&W International Equity Portfolio that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Portfolio calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Portfolio calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Portfolio calculates net asset value. A Significant Event

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

     may relate to a single issuer or to an entire market sector. If the Adviser of the TS&W International Equity Portfolio becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the TS&W International Equity Portfolio calculates its net asset value, it may request that a Committee Meeting be called. In addition, the Portfolio's administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the TS&W International Equity Portfolio calculates its net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the Adviser for the TS&W International Equity Portfolio that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee Meeting should be called based on the information provided.

     The TS&W International Equity Portfolio uses FT Interactive ("FT") as a third party fair valuation vendor. FT provides a fair value for foreign securities in the Portfolio based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by FT in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a "confidence interval" which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Portfolio values its non-U.S. securities that exceed the applicable "confidence interval" based upon the fair values provided by FT. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser to the Portfolio believes that the fair values provided by FT are not reliable, the Adviser contacts the Portfolio's Administrator and requests that a meeting of the Committee be held.

     If a local market in which the Portfolio owns securities is closed for one or more days, the Portfolio shall value all securities held in that corresponding currency based on the fair value prices provided by FT using the predetermined confidence interval discussed above.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

     As of April 30, 2009, there were no securities valued in accordance with fair valued procedures.

     In September, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards ("SFAS") No. 157, which provides enhanced guidance for using fair value to measure assets and liabilities. The Portfolio adopted SFAS No. 157 on May 1, 2008. SFAS No. 157 establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level
     1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under SFAS No. 157 are described below:

     - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolio has the ability to access at the measurement date;

     - Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

     - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

     As required by SFAS No.157, investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Portfolios' investments are measured at April 30, 2009:

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

INVESTMENTS IN SECURITIES     LEVEL 1       LEVEL 2     LEVEL 3      TOTAL
-------------------------   -----------   -----------   -------   -----------
TS&W Equity
   Portfolio                $37,141,053   $        --     $--     $37,141,053
TS&W Fixed Income
   Portfolio                  3,087,330    44,264,444      --      47,351,774
TS&W International
   Equity Portfolio          49,377,813            --      --      49,377,813

     FEDERAL INCOME TAXES -- It is the Portfolios' intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

     On November 1, 2007, the Portfolios adopted Financial Accounting Standards Board ("FASB") Interpretation No 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the applicable taxing authority and requires measurement of a tax position meeting the "more-likely-than-not" threshold, based on the largest benefit that is more than 50 percent likely to be realized.

     The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Management has completed their analysis and has determined that the adoption of FIN 48 will not have an impact on the Portfolios' financial statements, and therefore the Portfolios did not record any tax expense in the current period. If the Portfolios were to record a tax expense as a result of the adoption of FIN 48, the tax expense would include any interest and penalties.

     The Portfolios file U. S. federal income tax returns and if applicable, returns in various foreign jurisdictions in which it invests. While the statute of limitations remains open to examine the Portfolios' U.S. federal income tax returns filed for the fiscal years 2005 to 2008, no examinations are in progress or anticipated at this time. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

     REPURCHASE AGREEMENTS -- In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the TS&W International Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The TS&W International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the TS&W International Equity Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The TS&W International Equity Portfolio may enter into forward foreign currency exchange contracts to hedge the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an

THE ADVISORS' INNER CIRCLE FUND                             THE TS&W PORTFOLIOS

     agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the TS&W International Equity Portfolio as unrealized gain or loss. The TS&W International Equity Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. At April 30, 2009, there were no open forward foreign currency exchange contracts.

     EXPENSES -- Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio are apportioned among the Portfolios of the Trust based on the number of Portfolios and/or relative net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The TS&W Equity Portfolio distributes substantially all of its net investment income, if any, quarterly. The TS&W Fixed Income Portfolio declares all of its net investment income, if any, daily and distributes it monthly. The TS&W International Equity Portfolio distributes substantially all of its net investment income annually. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.

     REDEMPTION FEES -- The TS&W Equity Portfolio and TS&W International Equity Portfolio retain a redemption fee of 1.00% on redemptions of capital shares held for less than 60 days. For the six months ended April 30, 2009, there were no redemption fees retained for the TS&W Equity Portfolio or the TS&W International Equity Portfolio. For the year ended October 31, 2008 there were $283 in redemption fees retained for the TS&W International Equity Fund and no redemption fees retained for the TS&W Equity Portfolio.

3.   TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

A portion of the services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

4. ADMINISTRATION, SHAREHOLDER SERVICING, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Portfolios and the Administrator, a wholly-owned subsidiary of SEI Investments Company, are parties to an Administration Agreement under which the Administrator provides administrative services for an annual fee equal to the higher of $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, plus $75,000 per additional portfolio, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of the Portfolios' average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Portfolios for providing a variety of services, including record keeping and transaction processing. Such fees were based on the assets of the Portfolios that were serviced by the financial representative. Such fees are paid by the Portfolios to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolios' transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Thompson, Siegal & Walmsey, Inc. (the "Adviser").

DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Portfolios under a transfer agency agreement.

The Portfolios earned cash management credits which are used to offset transfer agent expenses. These amounts are labeled as "Fees Paid Indirectly" on the Statement of Operations.

Union Bank, N.A. acts as Custodian (the "Custodian") for the Portfolios. The Custodian plays no role in determining the investment policies of the Portfolios or which securities are to be purchased or sold by the Portfolios.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

5. INVESTMENT ADVISORY AGREEMENT:

Under the terms of an investment advisory agreement, the Adviser, an affiliate of Old Mutual (U.S.) Holdings Inc., provides investment advisory services to the Portfolios at a fee calculated at an annual rate of the average daily net assets for the month, as follows.

TS&W PORTFOLIOS             RATE
---------------             ----
Equity ..................   0.75%
Fixed Income ............   0.45%
International Equity ....   1.00%

For each Portfolio, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolios' total annual operating expenses from exceeding 1.50%, 0.75%, and 1.75% of the average daily net assets of TS&W Equity Portfolio, TS&W Fixed Income Portfolio, and TS&W International Equity Portfolio, respectively.

6. INVESTMENT TRANSACTIONS:

For the six months ended April 30, 2009, the purchases and sales and maturities of investment securities other than long-term U.S. Government and short-term securities were:

                                           SALES AND
TS&W PORTFOLIOS              PURCHASES     MATURITIES
---------------             -----------   -----------
Equity ..................   $ 8,911,656   $ 7,204,535
Fixed Income ............    16,924,648    15,553,296
International Equity ....     9,064,277     8,193,212

Purchases and sales and maturities of long-term U.S. Government securities were $13,230,824 and $14,615,121, respectively, for the TS&W Fixed Income Portfolio. There were no purchases or sales and maturities of long-term U.S. Government securities for the TS&W Equity Portfolio or the TS&W International Equity Portfolio.

7. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

                        ORDINARY      LONG-TERM    RETURN OF
TS&W PORTFOLIOS          INCOME     CAPITAL GAIN    CAPITAL       TOTAL
---------------        ----------   ------------   ---------   -----------
Equity
   2008 ............   $1,551,894    $3,157,715      $8,445    $ 4,718,054
   2007 ............      796,562     6,352,014          --      7,148,576
Fixed Income
   2008 ............   $2,473,704    $       --      $   --    $ 2,473,704
   2007 ............    1,879,735            --          --      1,879,735
International Equity
   2008 ............   $3,746,681    $7,223,407      $   --    $10,970,088
   2007 ............      353,018     8,924,470          --      9,277,488

As of October 31, 2008, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

                                                            TS&W PORTFOLIOS
                                              -------------------------------------------
                                                                            INTERNATIONAL
                                                 EQUITY      FIXED INCOME       EQUITY
                                              ------------   -----------    ------------
Undistributed Ordinary Income .............   $         --   $   221,651    $    953,741
Undistributed Long-Term Capital Gain ......             --            --              --
Capital Loss Carryforwards ................     (1,338,936)   (1,137,100)     (1,602,205)
Unrealized Appreciation (Depreciation) ....     (9,268,157)   (6,453,116)    (17,331,553)
Other Temporary Differences ...............             --      (214,290)             --
                                              ------------   -----------    ------------
Total Distributable Earnings/
   (Accumulated Losses) ...................   $(10,607,093)  $(7,582,855)   $(17,980,017)
                                              ============   ===========    ============

For Federal income tax purposes, capital carryforwards represent realized losses of the Portfolios that may be carried forward for a maximum of eight years and applied against future capital gains as follows:

                                                    TOTAL CAPITAL
                                                         LOSS
                              EXPIRES     EXPIRES    CARRYFORWARD
TS&W PORTFOLIOS                2016        2014        10/31/08
---------------             ----------   --------   -------------
Equity ..................   $1,338,936   $     --     $1,338,936
Fixed Income ............      829,597    307,503      1,137,100
International Equity ....    1,602,205         --      1,602,205

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding accumulated foreign capital gains tax on appreciated securities and foreign currency) by the Portfolios at April 30, 2009, were as follows:

                                          AGGREGATE GROSS   AGGREGATE GROSS
                              FEDERAL        UNREALIZED        UNREALIZED      NET UNREALIZED
TS&W PORTFOLIOS               TAX COST      APPRECIATION      DEPRECIATION      DEPRECIATION
---------------             -----------   ---------------   ---------------   ---------------
Equity ..................   $45,408,416      $1,792,782      $(10,060,145)     $ (8,267,363)
Fixed Income ............    50,133,447       1,377,663        (4,159,336)       (2,781,673)
International Equity ....    63,050,765       2,831,816       (16,504,768)      (13,672,952)

8. CONCENTRATION OF RISK:

At April 30, 2009, the net assets of the TS&W International Equity Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

When the TS&W International Equity Portfolio invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the TS&W International Equity Portfolio to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

The TS&W International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized or repatriated. The TS&W International Equity Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains earned.

The market values of the TS&W Fixed Income Portfolio investments will change in response to interest rate changes and other factors. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

Portfolio's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Portfolio to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Portfolio to reinvest the money at a lower interest rate.

The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

9. OTHER:

At April 30, 2009, the percentage of total shares outstanding held by sharehold-ers for each Portfolio, which were comprised of omnibus accounts that were held on behalf of several individual shareholders was as follows:

                              NO. OF          %
TS&W PORTFOLIOS            SHAREHOLDERS   OWNERSHIP
---------------            ------------   ---------
Equity..................         1           48%
Fixed Income............         1           53%
International Equity....         1           40%

In the normal course of business, the Portfolios enter into contracts that provide general indemnifications. The Portfolios' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10.  ACCOUNTING PRONOUNCEMENTS:

In October 2008, the FASB issued Staff Position 157-3, DETERMINING THE FAIR VALUE OF A FINANCIAL ASSET IN A MARKET THAT IS NOT ACTIVE ("FSP 157-3"), which clarifies the application of SFAS 157 in an inactive market and provides an illustrative example to demonstrate how the fair value of a financial asset is determined when the market for that financial asset is not active. The guidance provided by FSP 157-3 did not have an impact on the Portfolios' approach to valuing financial assets.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

In April 2009, FASB Staff Position No. 157-4 -- DETERMINING FAIR VALUE WHEN THE VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY ("FSP 157-4") was issued. FSP 157-4 clarifies the process for measuring the fair value of financial instruments when the markets become inactive and quoted prices may reflect distressed transactions. FSP 157-4 provides a non-exclusive list of factors a reporting entity should consider when determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity. Under FSP 157-4, if a reporting entity concludes there has been a significant decrease in volume and level of activity for the asset or liability (or similar assets or liabilities), transactions or quoted prices may not be determinative of fair value. Further analysis of the transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value in accordance with FASB Statement No. 157 -- FAIR VALUE MEASUREMENT. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the impact of FSP 157-4 on the Portfolios' financial statements.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

DISCLOSURE OF PORTFOLIO EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Portfolio's costs in two ways:

ACTUAL PORTFOLIO RETURN. This section helps you to estimate the actual expenses after fee waivers that your Portfolio incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense incurred by a $1,000 investment in the Portfolio, and the "Ending Account Value" number is derived from deducting that expense from the Portfolio's gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Portfolio under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare your Portfolio's costs with those of other mutual funds. It assumes that the Portfolio had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio's comparative cost by comparing the hypothetical result for your Portfolio in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Portfolio's actual return -- the account values shown may not apply to your specific investment.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

DISCLOSURE OF PORTFOLIO EXPENSES (UNAUDITED)

                                      BEGINNING     ENDING                 EXPENSES
                                       ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                        VALUE       VALUE       EXPENSE     DURING
                                       11/1/08     4/30/09      RATIOS      PERIOD*
                                      ---------   ---------   ----------   --------
TS&W EQUITY PORTFOLIO
ACTUAL PORTFOLIO RETURN
Institutional Shares                  $1,000.00   $  907.50      1.43%      $6.76
HYPOTHETICAL 5% RETURN
Institutional Shares                   1,000.00    1,017.70      1.43        7.15
TS&W FIXED INCOME PORTFOLIO
ACTUAL PORTFOLIO RETURN
Institutional Shares                  $1,000.00   $1,097.70      0.75%      $3.90
HYPOTHETICAL 5% RETURN
Institutional Shares                   1,000.00    1,021.08      0.75        3.76
TS&W INTERNATIONAL EQUITY PORTFOLIO
ACTUAL PORTFOLIO RETURN
Institutional Shares                  $1,000.00   $  972.30      1.74%      $8.51
HYPOTHETICAL 5% RETURN
Institutional Shares                   1,000.00    1,016.17      1.74        8.70

* Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

BOARD CONSIDERATIONS IN RE-APPROVING
THE ADVISORY AGREEMENT (UNAUDITED)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust") must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of each Portfolio; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, as defined in the 1940 Act (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Portfolios may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year's meeting held on November 11-12, 2008, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Portfolios and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Portfolios; (iv) the extent to which economies of scale would be realized as the Portfolios grow; and (v) whether fee levels reflect these economies of scale for the benefit of Portfolio investors, as discussed in further detail below.

At the meeting, a representative from the Adviser, along with other Portfolio service providers, presented additional oral and written information to help the Board evaluate the Adviser's fee and other aspects of the Advisory Agreement. Among other things, the representative provided an overview of the Adviser, including the Adviser's investment personnel and process, portfolio characteristics and top holdings. The representative also discussed the Adviser's execution costs and its use of outside consultants to help analyze execution quality. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Portfolios, including the quality and continuity of the Adviser's portfolio management personnel. The most recent investment adviser registration form ("Form ADV") for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Portfolios.

The Trustees also considered other services to be provided to the Portfolios by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Portfolios' investment restrictions, and monitoring compliance with various Portfolio policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Portfolios by the Adviser.

INVESTMENT PERFORMANCE OF THE PORTFOLIOS AND THE ADVISER

The Board was provided with information regarding each Portfolio's performance since the Advisory Agreement was last renewed, as well as information regarding each Portfolio's performance since its inception. The Board also compared each Portfolio's performance to its benchmark index and other similar mutual funds over various periods of time. The Adviser provided information regarding and led a discussion of factors impacting the performance of the Portfolios over the past year. The Adviser noted that the Equity and International Portfolios had outperformed their benchmarks over various periods of time. With respect to the Fixed Income Portfolio, the Adviser explained that the Portfolio had underperformed its benchmark for the most recent year due to its holdings in Fannie Mae, Freddie Mac and certain failed financial institutions. Based on this information, the Board concluded that each Portfolio's performance was reasonable as compared to its relevant benchmark and was satisfied with the investment results that the Adviser had been able to achieve for each Portfolio.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

In concluding that the advisory fees payable by the Portfolios were reasonable, the Trustees reviewed a report of the advisory fees paid by the Portfolios to the Adviser, the fee waivers that the Adviser had made over the period, and the costs and other expenses incurred by the Adviser in providing advisory services. The Adviser's representative then discussed the profits realized by the Adviser from its relationship with the Portfolios. The Trustees considered the information provided and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fees paid by the Portfolios to those paid by other comparable mutual funds and concluded that the advisory fees were the result of arm's length negotiations. The Trustees noted that each Portfolio's total fees and expenses were within the range of fees and expenses paid by other Portfolios with common asset levels. Based on such information, the Board concluded that the advisory fees and the overall expense ratios of the Portfolios were generally within the range of industry averages and otherwise fair and reasonable in light of the services provided and each Portfolio's current asset level. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to the Portfolios.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Portfolios; and (c) agreed to renew the Agreement for another year.

                                TS&W PORTFOLIOS
                                P.O. Box 219009
                             Kansas City, MO 64121
                                 1-866-4TSW-FUN

                                    ADVISER:
                        Thompson, Siegel & Walmsley LLC
                         6806 Paragon Place, Suite 300
                               Richmond, VA 23230

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                     SEI Investments Global Funds Services
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the
                             Portfolios described.

TSW-SA-001-0700

ITEM 2.    CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust, effective February 23, 2005, adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEM 12.   EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                 The Advisors' Inner Circle Fund


By (Signature and Title)*                    /S/ PHIL MASTERSON
                                             ----------------------------
                                             Phil Masterson, President

Date:  July 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /S/ PHIL MASTERSON
                                             ----------------------------
                                             Phil Masterson, President

Date:  July 7, 2009


By (Signature and Title)*                    /S/ MICHAEL LAWSON
                                             ----------------------------
                                             Michael Lawson
                                             Treasurer, Controller & CFO

Date:  July 7, 2009

* Print the name and title of each signing officer under his or her signature.